UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07153

T. Rowe Price Fixed Income Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Prime Reserve Portfolio	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Prime Reserve Portfolio

Dear Investor

Money market instruments produced low but positive returns in the 6- and 12-month periods ended December 31, 2008. Treasury bill yields plunged to historic lows as continuing credit market turmoil, major casualties in the financial sector, and the first recession since 2001 prompted investors to seek the relative safety of U.S. government securities. Throughout the year, yields on commercial paper and other non-Treasury money market instruments were elevated relative to T-bills, particularly after the mid-September bankruptcy of Lehman Brothers, as banks balked at lending to other financial institutions. However, yields eased somewhat by the end of 2008, as the Federal Reserve and the Treasury Department created a variety of credit facilities and programs to restore confidence and liquidity to the money market. The central bank also slashed the federal funds target rate to an all-time low as inflation dropped dramatically in the second half of the year.

Your portfolio returned 1.20% in the second half of 2008 and 2.68% for the entire year. As shown in the Performance Comparison table, the portfolio surpassed its Lipper peer group average in both periods.

Highlights

• Money market instruments produced low but positive returns in the 6- and 12-month periods ended December 31, 2008.

• The Prime Reserve Portfolio’s performance surpassed that of its Lipper peer group average in both periods.

• In response to extraordinary credit market conditions, we are focused on providing and maintaining liquidity and a very high credit quality portfolio for our shareholders.

• We expect to be in an environment of low money market interest rates and low money fund returns for at least the next six to 12 months.

Economy and Interest Rates

The U.S. economy is currently in a recession—one that, according to the National Bureau of Economic Research, began in December 2007. Consumer spending, stock prices, and home values have declined and national unemployment increased to 7.2% by the end of 2008. Weakened financial institutions have significantly curtailed lending to preserve capital and avoid additional loan-related losses. Annualized GDP growth in the third quarter was measured at -0.5%, and fourth-quarter GDP is likely to be much worse. We anticipate that economic weakness will persist until at least the middle of 2009.

As shown in the graph, the fed funds target rate—a lending rate used by banks to meet overnight reserve requirements—was 4.25% at the end of 2007 but quickly plunged to 2.00% by the end of April. In October, the Federal Reserve reduced the target rate to 1.00%; in mid-December, the Fed announced that it was reducing it to a range of 0% to 0.25%. In fact, the Fed is now engaged in a policy of “quantitative easing” in an attempt to provide abundant liquidity to the financial system. One manifestation of this policy is the Fed’s plan to directly purchase agency debt and mortgage-backed securities to help support the mortgage and housing markets.

Treasury bill yields plunged in 2008. In fact, yields of T-bills maturing in less than 90 days dipped below 0% in December due to overwhelming demand for securities backed by the full faith and credit of the U.S. government. In contrast, the three-month LIBOR, a measure of interbank lending rates and a benchmark for taxable non-Treasury money market securities, has been notably higher than three-month T-bill yields for some time, reflecting banks’ hesitation to lend to one another. For most of this decade, the difference between three-month Treasury bill yields and the three-month LIBOR averaged less than 30 basis points (0.30%). Since the credit crisis started in mid-2007, the average difference has been about 135 basis points (1.35%). When the credit markets were frozen in early October 2008, the difference was greater than 450 basis points (4.50%). The gap has narrowed somewhat since that time, thanks in part to the actions of the Fed and Treasury.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That’s what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund’s holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients’ assets is our only business, and our long-term success is tied to our clients’ success.

Please take a moment to read this shareholder report. Your fund’s manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Portfolio Review

In response to extraordinary credit market conditions, we are focused on providing and maintaining liquidity and a very high credit quality portfolio for our shareholders. The portfolio is entirely invested in securities that are rated first tier, and no more than 3% of assets are invested in any one security. Every security in the portfolio has been analyzed by the T. Rowe Price credit committee and recommended for the firm’s approved list of short-term investments.

As a supplement to these measures, the Board of Directors decided in early October that it would be in the best interests of T. Rowe Price money funds and their shareholders for the money funds, including the Prime Reserve Portfolio, to participate in the Treasury Department’s temporary guarantee program for money market mutual funds. The Board, which recently agreed to extend the money funds’ participation in the program through April 30, 2009, took this step due to the unprecedented stress in the financial markets and the concerns it has created among investors. Currently, our expectation is that the coverage provided by this program will not be needed for any of our funds. However, the Board decided that participation would provide reassurance to concerned investors and reduce the likelihood of excessive redemptions. For more on the program, see page 4.

Outlook

Ongoing credit concerns have caused yields in certain segments of the money markets to be abnormally high relative to T-bill yields. As we begin 2009, T-bill yields are no longer below 0%, but they remain extremely low. We expect the difference between T-bill yields and non-Treasury money market yields to narrow as confidence in short-term lending is restored, but it could take some time. Generally, we expect to be in an environment of low money market interest rates and low money fund returns for at least the next six to 12 months. In any event, we remain committed to protecting our investors’ principal and maintaining a very liquid portfolio.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the fund’s Investment Advisory Committee

January 14, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Manager Commentary

Portfolio Manager Change

As you may know, James McDonald has announced his intention to retire at the end of January 2009. He has served T. Rowe Price shareholders for more than 30 years, and his vision and insights were a key factor in the firm’s avoidance of credit-related pitfalls in our money market portfolios over the past year. Joe Lynagh, who currently manages T. Rowe Price’s tax-exempt money market portfolios, will succeed Mr. McDonald and add oversight of the taxable money market funds, including the Prime Reserve Portfolio, to his current responsibilities. Mr. Lynagh joined T. Rowe Price in 1990 and has worked in the firm’s municipal department for the past 14 years. In taking on these new funds, Mr. Lynagh will be supported by a team of five traders. Mr. McDonald and Mr. Lynagh have worked closely together to ensure a seamless transition.

About the U.S. Treasury Temporary Guarantee Program

As part of its recent efforts to restore confidence and liquidity to the financial markets, the federal government implemented the U.S. Treasury Temporary Guarantee Program. The purpose of the program is to provide a guarantee to participating money market mutual fund shareholders, based on the number of shares invested in the fund at the close of business on September 19, 2008. According to the terms of the program, any increase in the number of shares held in an account after the close of business on this date will not be guaranteed. In the case of a shareholder who redeems all the shares held in an account, future investments in the fund will not be guaranteed. If the number of shares held in an account fluctuates over the period, investors will be covered for either the number of shares held at the close of business on September 19, 2008, or the current amount, whichever is less.

The program was originally scheduled to expire on December 18, 2008, but the U.S. Treasury Department extended it through at least April 30, 2009. We do not expect that the program’s coverage will be needed for any of the T. Rowe Price money market funds, but the funds’ Boards of Directors/Trustees decided that participation in the program would help to provide reassurance to concerned shareholders.

Risks of Investing in Money Market Securities

Since money market portfolios are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the portfolio will avoid principal losses if portfolio holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the portfolio’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Glossary

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

LIBOR: The London Interbank Offered Rate is a taxable money market benchmark.

Lipper Average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Performance and Expenses
T. Rowe Price Prime Reserve Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Prime Reserve Portfolio

For a share outstanding throughout each period

	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE					
Beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Investment activities					
Net investment income	0.027	0.048	0.045	0.028	0.009
Distributions					
Net investment income	(0.027)	(0.048)	(0.045)	(0.028)	(0.009)
NET ASSET VALUE					
End of period	**$ 1.000**	**$ 1.000**	**$ 1.000**	**$ 1.000**	**$ 1.000**

Ratios/Supplemental Data

Total return(1)	**2.68%**	**4.88%**	**4.60%**	**2.79%**	**0.89%**
Ratio of total expenses to average net assets	0.56%(2)	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.63%	4.79%	4.53%	2.76%	0.89%
Net assets, end of period (in thousands)	$ 45,699	$ 51,409	$ 35,507	$ 24,111	$ 25,369

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Includes participation fees (0.01% of average net assets) related to the Treasury's Temporary Guarantee Program for Money Market Funds (see Note 6).

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Prime Reserve Portfolio
December 31, 2008

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Prime Reserve Portfolio
December 31, 2008
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
($000s)

Year Ended 12/31/08	12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,538	$ 2,180
Net realized gain	48	–
Increase in net assets from operations	1,586	2,180
Distributions to shareholders		
Net investment income	(1,538)	(2,180)
Capital share transactions*		
Shares sold	45,206	36,581
Distributions reinvested	1,534	2,177
Shares redeemed	(52,498)	(22,856)
Increase (decrease) in net assets from capital share transactions	(5,758)	15,902
Net Assets		
Increase (decrease) during period	(5,710)	15,902
Beginning of period	51,409	35,507
End of period	**$ 45,699**	**$ 51,409**
Undistributed net investment income	–	–

*Capital share transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
December 31, 2008

T. Rowe Price Fixed Income Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On December 31, 2008, all of the fund’s investments were classified as Level 2.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Distributions during the years ended December 31, 2008 and December 31, 2007, totaled $1,538,000 and $2,180,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2008, the fund utilized $1,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

NOTE 6 - TREASURY’S TEMPORARY GUARANTEE PROGRAM

The fund’s Board of Directors has approved participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through April 30, 2009. Subject to certain conditions and limitations, the program guarantees that shareholders in the fund as of the close of business on September 19, 2008, will receive $1.00 for each fund share held. Shares not guaranteed under the program will be redeemed at net asset value per share. The guarantee applies only if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate.

During the year ended December 31, 2008, the fund paid $6,000, equal to 0.010% of the net asset value of the fund as of the close of business on September 19, 2008, to participate in the program for the initial three-month term that expired on December 18, 2008. On December 4, 2008, the fund paid an additional $9,000, equal to 0.015% of the net asset value of the fund as of the close of business on September 19, 2008, to extend its participation through April 30, 2009. The participation fees are considered an extraordinary expense, for purposes of the investment management and administrative agreement, paid directly by the fund in addition to its all-inclusive annual fee. They are recognized in expenses ratably over the period of participation in the program. The U.S. Treasury Department has the option to renew the program through the close of business on September 18, 2009. If extended, the fund’s Board will determine whether the fund should continue participation and, if so, the fund will incur additional participation fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of T. Rowe Price Prime Reserve Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Prime Reserve Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 5, 2009

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your portfolio is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the portfolio, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the portfolio’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected*	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers
2006	(1990 to 2004)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (8/08 to pre-
1994	sent); Director, Vornado Real Estate Investment Trust (3/04 to present); Director, Mercantile Bankshares (2002 to
2007); Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm (10/95 to present); Chairman, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Golden Star Resources Ltd. (5/92 to present);
2001	Director, Pacific Rim Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon
Resources Corp. (8/07 to 3/08); Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn (1943)	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
2003	Federal National Mortgage Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director,
Georgia Pacific (5/04 to 12/05); Managing Director and President, Global Private Client Services, Marsh Inc. (1999
to 2003)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Partner,
1994	Blackstone Real Estate Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125 T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [126]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of
the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA (1955)	Director, T. Rowe Price Trust Company; Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
2004 [39]	Group, Inc.

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Portfolio(s) Served	Principal Occupation(s)

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price
Vice President, Fixed Income Series

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Fixed Income Series	Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Bridget A. Ebner (1970)	Vice President, T. Rowe Price
Assistant Vice President, Fixed Income Series

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Fixed Income Series	International, Inc., and T. Rowe Price Trust Company

Alisa Fiumara, CFA (1974)	Vice President, T. Rowe Price
Vice President, Fixed Income Series

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice
Chief Compliance Officer, Fixed Income Series	President, T. Rowe Price Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Fixed Income Series

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price
Assistant Vice President, Fixed Income Series

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price; formerly Investment Analyst, Morgan
Assistant Vice President, Fixed Income Series	Stanley Alternative Investment Partners Group (to 2007); Associate
Portfolio Manager, Smith Breeden Associates (to 2005)

Terri L. Hett (1959)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Fixed Income Series

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Fixed Income Series	Investment Services, Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Dylan Jones, CFA (1971)	Assistant Vice President, T. Rowe Price
Vice President, Fixed Income Series

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price
Assistant Vice President, Fixed Income Series

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Fixed Income Series	Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Fixed Income Series

Robert L. McWilliam (1970)	Vice President, T. Rowe Price; formerly Portfolio Manager, Sailfish Capital
Assistant Vice President, Fixed Income Series	Partners (to 2006); Vice President, Merrill Lynch (to 2006)

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Fixed Income Series

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Fixed Income Series	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global Asset Management Limited,
T. Rowe Price Global Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment Services, Inc.
Vice President, Fixed Income Series

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Fixed Income Series	Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Fixed Income Series

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Fixed Income Series	Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
President, Fixed Income Series	Price Trust Company; Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Fixed Income Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009